Exhibit 99.5

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                                                [LOGO OMITTED] Bank Of America


To:                             Countrywide Home Loans, Inc.
                                4500 Park Granada, MSN CH-43
                                Calabasas, CA 91302


Attn:                           Craig Pino/Rita Bourne
Telephone:                      818-225-3006/3010

Fax:                            818-225-4001


cc:                             Josh Smith
Telephone:                      001 818 225 3292

Fax:                            001 818 225 4038


From:                           Bank of America, N.A.
                                233 South Wacker Drive - Suite 2800
                                Chicago
                                Illinois 60606
                                U.S.A.
Department:                     Swaps Operations
Telephone:                      (+1) 312 234 2732
Fax:                            (+1) 866 255 1444

This Confirmation supercedes and replaces any and all Confirmations previously sent to you in respect of this Transaction.


Date:                           24th April 2006


Our Reference No:               4571385 / 4571384

Reference Name:                 Denny Trompeter

Internal Tracking No:           13375329



Dear Sir/Madam,

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between Countrywide Home Loans, Inc. and Bank of America, N.A. (each a "party" and together "the parties") on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below (the "Agreement").

The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., (the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of 11th April 1996, as amended and supplemented from time to time, between the parties. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

In this Confirmation "Party A" means Bank of America, N.A. and "Party B" means Countrywide Home Loans, Inc.

General Terms:

The terms of the particular Transaction to which this Confirmation relates are as follows:

    Notional Amount:                    As per Schedule A below.

    Trade Date:                         21st April 2006

    Effective Date:                     30th May 2006

    Termination Date:                   25th March 2018

    Fixed Amounts:

        Fixed Rate Payer:               Party B

        Fixed Rate Payer
        Payment Dates:                  25th April 2006, subject to adjustment
                                        in accordance with the Following
                                        Business Day Convention.

        Fixed Amount:                   USD 213,000.00

    Floating Amounts I:

        Floating Rate Payer:            Party A

        Cap Rate:                       5.45000 per cent

        Early Payment:                  Applicable, 1 Business Days prior to
                                        each Floating Rate Payer Period End
                                        Date

        Floating Rate Payer
        Period End Dates:               The 25th of each Month, commencing on
                                        25th June 2006 and ending on the
                                        Termination Date.  No Adjustment

        Floating Rate for
        initial Calculation
        Period:                         to be determined

        Floating Rate Option:           USD-LIBOR-BBA

        Designated Maturity:            1 Month, provided however that Linear
                                        Interpolation will apply to the
                                        Initial Calculation Period.

        Spread:                         None

        Floating Rate Day
        Count Fraction:                 30/360

        Reset Dates:                    First day of each Calculation Period.


    Floating Amounts II:

        Floating Rate Payer:            Party B

        Cap Rate:                       8.70000 per cent

        Early Payment:                  Applicable, 1 Business Days prior to
                                        each Floating Rate Payer Period End
                                        Date

        Floating Rate Payer
        Period End Dates:               The 25th of each Month, commencing on
                                        25th June 2006
                                        and ending on the Termination Date.
                                        No Adjustment

        Floating Rate for
        Initial Calculation
        Period:                         To be determined

        Floating Rate Option:           USD-LIBOR-BBA

        Designated Maturity:            1 Month, provided however that Linear
                                        Interpolation will apply to the Initial
                                        Calculation Period.

        Spread:                         None

        Floating Rate Day
        Count Fraction:                 30/360

        Reset Dates:                    First day of each Calculation
                                        Period.

    Business Days:                      New York and London


    Calculation Agent:                  Party A




    Recording of Conversations:

    Each party to this Transaction acknowledges and agrees to the tape recording of conversations between the parties to this Transaction whether by one or other or both of the parties or their agents, and that any such tape recordings may be submitted in evidence in any Proceedings relating to the Agreement and/or this Transaction.


    Account Details:

    As advised under separate cover with reference to this Confirmation, each party shall provide appropriate payment instructions to the other partyin writing and such instructions shall be deemed to be incorporated into this Confirmation.

    Offices:

        The Office of Party A for
        this Transaction is:            Charlotte - NC, United States
                                        Please send reset notices to
                                        fax no. (+1) 866 218 8487


        The Office of Party B for
        this Transaction is:            Calabasas - CA, United States



                                  SCHEDULE A
                                  ----------

Calculation Period scheduled to commence on:            Notional Amount:

2006-05-30                                              USD 30,000,000.00
2006-06-25                                              USD 29,054,044.96
2006-07-25                                              USD 28,129,824.84
2006-08-25                                              USD 27,227,001.11
2006-09-25                                              USD 26,345,240.51
2006-10-25                                              USD 25,484,214.98
2006-11-25                                              USD 24,643,601.51
2006-12-25                                              USD 23,823,082.14
2007-01-25                                              USD 23,022,343.82
2007-02-25                                              USD 22,241,078.38
2007-03-25                                              USD 21,478,982.43
2007-04-25                                              USD 20,735,757.30
2007-05-25                                              USD 20,011,108.94
2007-06-25                                              USD 19,304,747.89
2007-07-25                                              USD 18,616,389.16
2007-08-25                                              USD 17,945,752.21
2007-09-25                                              USD 17,292,560.84
2007-10-25                                              USD 16,656,543.15
2007-11-25                                              USD 16,037,431.48
2007-12-25                                              USD 15,434,962.29
2008-01-25                                              USD 14,848,876.17
2008-02-25                                              USD 14,278,917.73
2008-03-25                                              USD 13,724,835.53
2008-04-25                                              USD 13,186,382.06
2008-05-25                                              USD 12,663,313.66
2008-06-25                                              USD 12,155,390.44
2008-07-25                                              USD 11,662,376.23
2008-08-25                                              USD 11,184,038.57
2008-09-25                                              USD 10,720,148.57

2008-10-25                                              USD 10,270,480.93
2008-11-25                                              USD 9,834,813.83
2008-12-25                                              USD 9,412,928.91
2009-01-25                                              USD 9,004,611.20
2009-02-25                                              USD 8,609,649.09
2009-03-25                                              USD 8,227,834.22
2009-04-25                                              USD 7,858,961.52
2009-05-25                                              USD 7,502,829.07
2009-06-25                                              USD 7,159,238.11
2009-07-25                                              USD 6,827,992.97
2009-08-25                                              USD 6,508,901.01
2009-09-25                                              USD 6,201,772.60
2009-10-25                                              USD 5,906,421.05
2009-11-25                                              USD 5,622,662.60
2009-12-25                                              USD 5,350,316.31
2010-01-25                                              USD 5,089,204.07
2010-02-25                                              USD 4,839,150.57
2010-03-25                                              USD 4,599,983.18
2010-04-25                                              USD 4,371,531.99
2010-05-25                                              USD 4,153,629.72
2010-06-25                                              USD 3,946,111.70
2010-07-25                                              USD 3,748,815.82
2010-08-25                                              USD 3,561,582.49
2010-09-25                                              USD 3,384,254.62
2010-10-25                                              USD 3,216,677.54
2010-11-25                                              USD 3,058,699.01
2010-12-25                                              USD 2,910,169.15
2011-01-25                                              USD 2,770,940.42
2011-02-25                                              USD 2,640,867.56
2011-03-25                                              USD 2,519,807.60
2011-04-25                                              USD 2,407,619.78
2011-05-25                                              USD 2,304,165.53
2011-06-25                                              USD 2,270,899.10
2011-07-25                                              USD 2,245,787.75
2011-08-25                                              USD 2,228,700.59
2011-09-25                                              USD 2,219,508.75
2011-10-25                                              USD 2,218,085.40
2011-11-25                                              USD 2,217,085.40
2011-12-25                                              USD 2,216,085.40
2012-01-25                                              USD 2,215,085.40
2012-02-25                                              USD 2,214,085.40
2012-03-25                                              USD 2,213,085.40
2012-04-25                                              USD 2,212,085.40
2012-05-25                                              USD 2,211,085.40
2012-06-25                                              USD 2,210,085.40
2012-07-25                                              USD 2,209,085.40

2012-08-25                                              USD 2,208,085.40
2012-09-25                                              USD 2,207,085.40
2012-10-25                                              USD 2,206,085.40
2012-11-25                                              USD 2,205,085.40
2012-12-25                                              USD 2,204,085.40
2013-01-25                                              USD 2,203,085.40
2013-02-25                                              USD 2,202,085.40
2013-03-25                                              USD 2,201,085.40
2013-04-25                                              USD 2,200,085.40
2013-05-25                                              USD 2,199,085.40
2013-06-25                                              USD 2,198,085.40
2013-07-25                                              USD 2,197,085.40
2013-08-25                                              USD 2,196,085.40
2013-09-25                                              USD 2,195,085.40
2013-10-25                                              USD 2,194,085.40
2013-11-25                                              USD 2,193,085.40
2013-12-25                                              USD 2,192,085.40
2014-01-25                                              USD 2,191,085.40
2014-02-25                                              USD 2,190,085.40
2014-03-25                                              USD 2,189,085.40
2014-04-25                                              USD 2,188,085.40
2014-05-25                                              USD 2,187,085.40
2014-06-25                                              USD 2,186,085.40
2014-07-25                                              USD 2,185,085.40
2014-08-25                                              USD 2,184,085.40
2014-09-25                                              USD 2,183,085.40
2014-10-25                                              USD 2,182,085.40
2014-11-25                                              USD 2,181,085.40
2014-12-25                                              USD 2,180,085.40
2015-01-25                                              USD 2,179,085.40
2015-02-25                                              USD 2,178,085.40
2015-03-25                                              USD 2,177,085.40
2015-04-25                                              USD 2,176,085.40
2015-05-25                                              USD 2,175,085.40
2015-06-25                                              USD 2,174,085.40
2015-07-25                                              USD 2,173,085.40
2015-08-25                                              USD 2,172,085.40
2015-09-25                                              USD 2,171,085.40
2015-10-25                                              USD 2,170,085.40
2015-11-25                                              USD 2,169,085.40
2015-12-25                                              USD 2,168,085.40
2016-01-25                                              USD 2,082,142.36
2016-02-25                                              USD 1,986,443.80
2016-03-25                                              USD 1,892,272.52
2016-04-25                                              USD 1,793,520.46
2016-05-25                                              USD 1,696,402.49

2016-06-25                                              USD 1,600,892.29
2016-07-25                                              USD 1,506,963.98
2016-08-25                                              USD 1,414,592.08
2016-09-25                                              USD 1,323,751.53
2016-10-25                                              USD 1,234,417.65
2016-11-25                                              USD 1,146,566.15
2016-12-25                                              USD 1,060,173.14
2017-01-25                                              USD 975,215.09
2017-02-25                                              USD 891,668.87
2017-03-25                                              USD 809,511.68
2017-04-25                                              USD 728,721.12
2017-05-25                                              USD 649,275.11
2017-06-25                                              USD 571,151.94
2017-07-25                                              USD 494,330.25
2017-08-25                                              USD 418,789.00
2017-09-25                                              USD 344,507.51
2017-10-25                                              USD 271,465.39
2017-11-25                                              USD 199,642.62
2017-12-25                                              USD 129,019.45
2018-01-25                                              USD 59,576.49
2018-02-25                                              USD 0.00



Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by returning via telecopier an executed copy of this Confirmation in its entirety to the attention of Global FX and Derivative Operations (fax no.(+1) 866 255 1444).


                                        Accepted and confirmed as of the date
                                        first written:
Bank of America, N.A.                   Countrywide Home Loans, Inc.
/S/ Luis Casas



Authorised Signatory                    By: /S/ Jenifer Shiley Sandefur
Luis Casas                              Name: Jennifer Shiley Sandefur
Vice President                          Title: Senior Managing Director and
                                               Treasurer



Our Reference Number:           4571385
Internal Tracking No:           13375329
                                Amended